UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) August 6, 2004


                                   MFB Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


          INDIANA                      0-23374                   35-1907258
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


      4100 Edison Lakes Parkway, Suite 300,
         P.O. Box 528, Mishawaka, Indiana                        46546
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     (Address of Principal Executive Offices)                  (Zip Code)


                                 (574) 277-4200
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
   [ ]    Exchange Act (17 CFR 240.13e-4(c))

     As indicated in its Current Report on Form 8-K dated August 6, 2004, MFB Corp. (the "Company") hereby files by amendment to that Form 8-K pro forma financial information relating to the acquisition of certain assets and liabilities of Sobieski Bank by MFB Corp's subsidiary, MFB Financial. The pro forma information is described in Item 9.01-Financial Statements and Exhibits (formerly Item 7) below and is filed as an exhibit to this report.



Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

     (b)  Pro Forma financial information

     1. The Unaudited Pro Forma Balance Sheet as of March 31, 2004, and Unaudited Pro Forma Income Statements for the twelve months ended September 30, 2003, and for the six months ended March 31, 2004, and March 31, 2003, are attached hereto as Exhibit 99.1.

     (c)  Exhibits

     Exhibit 99.1 - Unaudited Pro Forma Balance Sheet as of March 31, 2004 and Unaudited Pro Forma Income Statements for the twelve months ended September 30, 2003 and for the six months ended March 31, 2004 and March 31, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       /s/ Charles J. Viater
                                       -----------------------------------------
                                       Charles J. Viater,
                                       President and Chief Executive Officer

Dated: October 12, 2004